                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

     VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2010

SEMI-ANNUAL REPORT

JUNE 30, 2010 (unaudited)

Van Eck VIP Trust

Van Eck VIP Multi-Manager Alternatives Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2010, and are subject to change.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Effective May 1, 2010, the Worldwide Multi-Manager Alternatives Fund was renamed the Van Eck VIP Multi-Manager Alternatives Fund. The Fund’s investment objective did not change.

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Multi-Manager Alternatives Fund gained 0.41% for the six months ended June 30, 2010. In comparison, the S&P® 500 Index1 fell 6.65%, and the HFRX Global Hedge Fund Index2 declined 1.20% for the same period. The Fund’s strongest gains in the first half of the year came from its fixed income investments as well as the emerging markets and opportunistic segments of the portfolio.

We continue to believe that a combination of alternative, flexible investment strategies can offer an attractive risk-return profile. Our investment committee, with over seven years experience in running multi-manager mutual funds, manages towards consistent returns, with a low beta3 and volatility.

Market and Economic Review

The semi-annual period marked the end of the first phase of the economic recovery and the beginning of a new pattern of choppiness and volatility in both the economy and the financial markets. Sovereign debt was the dominating theme during the first half of 2010, as world financial markets began to reflect the fear that many European countries may be at risk of defaulting. The euro’s value declined significantly in relation to most other major world currencies, and gold climbed to new highs. Global equity markets fell, and U.S. Treasuries regained favor in a classic flight to quality. What has come to be known as the “flash crash” was another defining moment during the six-month period, as heightened fears and investor risk aversion entered the equity market and the Dow Jones Industrial Index fell 999 points in a span of 30 minutes. It should be noted that this sudden drop was widely believed to be exacerbated by the growing amount of and anomalies inherent in electronic trading.

Fund Review

The Fund meaningfully outperformed both of its benchmark indices during the six months ended June 30, 2010, as we continued to broaden the diversification of the Fund’s portfolio with alpha4-driven strategies. We hired Credit Suisse to act as Prime Broker for the Fund, enabling us to employ a wider range of strategies more smoothly. We also added our first UCITS III strategy to the Fund’s portfolio. UCITS III is the second version of the European Commission directive outlining a framework of investment funds suitable for marketing to retail investors. It significantly enlarged the range of investment instruments that could be used, notably allowing some use of derivatives, and it makes possible for some alternative investment fund managers such as us to launch versions of their strategies in a UCITS version, so many more investors can access them.

As of June 30, 2010, the Fund had assets allocated to five sub-advisers and was invested in a variety of open-end mutual funds, closed-end funds, ETFs, a UCITS Fund and other securities.

Fixed Income Strategy
In implementing the Fund’s fixed income strategy during the semi-annual period, we shifted out of long only, closed-end funds and into more actively managed strategies, such that by the end of June 2010, the Fund had completely eliminated its positions in fixed income-oriented closed-end funds.

We built a new Fund position in Forward Long/Short Credit Analysis Fund (FLSIX) (4.2% of Fund net assets†), which manages a long/short high yield municipal bond strategy. FLSIX is an open-end fund, whose objective is total return. FLSIX invests in a non-diversified portfolio of high yield municipal bonds, corporate bonds and preferred securities. Not only does this investment give the Fund exposure to the municipal bond sector, but we believe its strategy has the ability to be nimble in a niche market. The managers of FLSIX have a track record of providing alpha in a hedge fund format prior to its launch of this open-end fund. We maintained some exposure to the Loomis Sayles Bond Fund (4.3% of Fund net assets†), which continued to perform well during the front half of 2010.

Long/Short Equity Strategy
During the semi-annual period, we reduced longer-biased, less active exposures and redeployed assets into strategies that we believe can generate significant alpha over time. To that end, we fully redeemed the Fund’s position with Lazard Asset Management LLC, which employed a global asset allocation strategy that sought to take advantage of broad capital market opportunities on both a long and short position basis. We also fully redeemed from Analytic Investors, LLC, whose investment process was based on a market neutral strategy. We hired Primary Funds (“Primary”) (10.7% of Fund net assets†), Aristos Capital Management, LLC (“Aristos”) (11.1% of Fund net assets†) and Tetra Capital Management LLC (“Tetra”) (11.6% of Fund net assets†) as sub-advisers.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Primary employs a balanced, or low net exposure, long/short equity strategy that focuses primarily on mid-cap companies across multiple sectors. Its approach is a fundamentally-driven one, taking into account a top-down view of the economy broken down by sector. During the semi-annual period, Primary’s long exposure peaked in March 2010. Anticipating a market pullback, Primary reduced its long exposure from approximately 20% of its assets under management to a near zero exposure by the end of May. After digesting a series of fundamental challenges in the consumer and oil services sectors during the first part of June, Primary increased its long exposure again, albeit prematurely, into the end of the second quarter. Primary finished the month of June 2010 with a net long bias. All told, the greatest positive return contributors to Primary’s strategy during the six months ended June 30, 2010 were produced by long positions in the commercial goods and services sector and the information technology sector. Short positions in the information technology and financials sectors also made noteworthy contributions. The most significant detractors from Primary’s performance were generated by long and short positions in the consumer sector as well as short positions in the commercial goods and services sector.

At the end of June, oil services comprised the most significant long position in Primary’s portfolio construct. Events surrounding the BP spill made valuations of the oil services sector compelling in Primary’s view. Additional long capital was deployed in technology companies, with a bias toward telecommunications equipment companies, where enterprise and consumer demand as well as government stimulus were serving as catalysts to secular growth. Further long capital was deployed in transportation-related companies based on positive commentary regarding industry pricing and volumes. On the short side of the Primary portfolio, selected financial service providers, regional banks and real estate companies comprised a significant amount of negative exposure. The commercial goods and services sector accounted for the majority of remaining short capital. Primary was positioned toward a rather neutral posture in the health care and consumer sectors.

Aristos takes a fundamentally-driven contrarian approach to long/short equity investing. Its strategy seeks to take advantage of negative investor overreactions by investing in fundamentally strong companies on the long side and of unrealistic Wall Street expectations on the short side. During the semi-annual period, Aristos’ largest gross sector exposure was in the health care, information technology, consumer discretionary, energy and consumer staples sectors. Its fundamental approach pointed to what it considered to be very attractive reward/risk ratios in a number of its core long holdings in the health care, information technology and energy sectors, with many names trading at depressed multiples of earnings and cash flow relative to their prospective growth profiles. Likewise, Aristos’ research pointed to a number of attractive short opportunities in the consumer discretionary sector. There, the sub-adviser was finding individual names that were trading at significantly high multiples as a result of high growth expectations by Wall Street while its own research led it to believe that the stocks it was short would report earnings with little or no top-line growth over the next several quarters. Overall, Aristos believed at the end of June that in spite of the myriad challenges facing the equity markets, it saw opportunities in selective stocks that were cheap when using the metrics it focuses on, such as price/earnings multiples, equity value/EBITDA multiples, and free cash flow yields.

Tetra manages a long/short small/mid-cap equity strategy. Tetra entered 2010 conservatively positioned with a modest net long exposure. Its long portfolio was diversified across a number of eclectic holdings where the sub-adviser expected company specific catalysts more so than a broad cyclical recovery to lead to improving operating leverage and earnings growth. Its short portfolio was focused on cyclical companies where the sub-adviser believed excess industry capacity, weak pricing power and higher raw materials costs had the potential to overwhelm and offset benefits from improving volumes. This thesis was tested in the first quarter, as equity markets rose broadly and investors continued to bid many of the economically-sensitive stocks higher. In the second quarter, Tetra’s performance improved dramatically, posting positive returns despite sharply lower markets. Tetra’s long portfolio held up relatively well in the weaker months of the second quarter, and its short portfolio made back the bulk of the losses incurred earlier in the year, as investors became increasingly concerned about the strength and sustainability of the economic recovery. At the end of June 2010, Tetra’s portfolio remained fairly conservatively positioned with a slight long bias.

Within the Fund’s long/short equity mutual fund holdings, we redeemed the Fund’s position in the Caldwell & Orkin Market Opportunity Fund, a long/short equity mutual fund, as we were not comfortable with its positioning and with our inability to speak with its portfolio managers. The Fund maintained a position in TFS Market Neutral Fund (“TFS”) (9.6% of Fund net assets†), another long/short equity mutual fund, but as it had a hard close, the Fund’s exposure to TFS steadily declined during the semi-annual period as the Fund’s assets under management grew.

Global Macro Strategy
Dix Hills Partners alternative treasury strategy (7.8% of Fund net assets†) has the ability to go long or short the 10-year Treasury bond. During the first half of 2010, interest rates, as measured by the 10-year U.S. Treasury bond, fluctuated between 3.99% and 2.93%. Its long position in May helped the Fund as equities slumped.

We established a Fund position in both the AC-Statistical Value Market Neutral 12 Vol and 7 Vol Funds (“Statistical Value Funds”) (12.0% of Fund net assets†) through an open-end UCITS III structure during the semi-annual period. The Statistical Value Funds follow a quantitative, beta3 neutral, global macro, managed futures strategy and manage to a specific volatility level, using futures to invest in four asset classes—equities, bonds, energy commodities and short-term interest rates.

Arbitrage Strategy
During the first half of 2010, we fully redeemed the Fund’s position with Clutterbuck Capital Management, LLC, which had managed a capital structure arbitrage strategy. We added a similar strategy through Centaur Performance Group, LLC (“Centaur”). We hired Centaur (12.0% of Fund net assets†) as a sub-adviser to run a capital structure arbitrage strategy in which it evaluates investment opportunities across various asset classes. During the semi-annual period, Centaur managed to profitably navigate a volatile environment for risky assets. While there was indeed significant volatility in both equity and credit markets during the first half of 2010, Centaur posted positive returns across its main strategies—convertible relative value, distressed and special situations, equity long/short and high-yield long/short. The only meaningful detractor from profitability was the implementation of macro portfolio hedges that offset long exposures in equity and volatility. Centaur was positioned defensively with an emphasis on liquidity and capital preservation. While every sector contributed to Centaur’s overall return, significant gains in distressed intra-capital structure positions provided the greatest return. At the end of June, Centaur remained defensively positioned, with a focus on short-duration bonds, structurally senior intra-capital structure positions, and targeting specific risk positions in highly leveraged subordinated high yield debt. Such positioning was based on the sub-adviser’s belief that there will be domestic economic headwinds and sovereign risk events that will result in relative outperformance of credit to the equity markets.

We maintained the Fund’s exposure to The Arbitrage Fund (6.8% of Fund net assets†), as we continue to believe that merger and acquisition activity will remain strong going forward. The Arbitrage Fund is an open-end fund whose objective is capital growth by engaging in merger arbitrage. It invests at least 80% of its assets in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

Emerging Markets Strategy
During the semi-annual period, we maintained emerging markets exposure by tapping into the resources available in house. In working with the Fund, Van Eck’s dedicated emerging markets team recommends individual securities across a broad array of emerging market countries. We also have the ability to expand on the Fund’s long position through the use of ETFs. We reduced the beta of this segment by shorting SPDR S&P 500 ETF Trust.

Opportunistic Strategy
As fears continued to mount about sovereign debt in Europe during the six months ended June 30, 2010, our investment committee began to implement a plan in late March to monetize our belief that those fears would not go away quietly. We implemented a short European credit trade that included shorting equities in banks of the PIIGS countries (Portugal, Ireland, Italy, Greece and Spain) that trade in the U.S., shorting the euro against the dollar and establishing long positions in both gold-related equities and the gold bullion physical commodity. This allocation was reduced at the end of May and further in June, taking profits.

* * *

Going forward, our management team intends to continue to search for alpha-generating strategies with repeatable processes that exist within stable business models. We look to expand the Fund’s long/short fixed income exposure and to implement an options volatility strategy. Our team also intends to explore the opportunities that may be available in investing in strategies through note structures. We are working to increase the number of approved sub-advisers.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small-cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the Van Eck VIP Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Stephen H. Scott	Jan F. van Eck	Peter Liao	Michael F. Mazier
Portfolio Manager	Portfolio Manager
July 23, 2010

†	All Fund assets referenced are Total Net Assets as of June 30, 2010.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[2]

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[3]	Beta is a measure of sensitivity to market movements.

[4]

Alpha is a measure of volatility where the reasons for the volatility have to do with the inherent characteristics of a particular security as distinguished from market conditions. A stock with an alpha factor of 1.25 is projected to rise by 25% in a year on the strength of its inherent values such as growth in earnings per share and regardless of the performance of the market as a whole.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	2Q 2010 Allocation (%)	1Q 2010 Allocation (%)	Implementation

Arbitrage
Credit Arbitrage	11.98	13.71	Sub-Advisor (Centaur)
Merger Arbitrage	6.83	8.21	Open-End Fund

Equity
Emerging Markets	4.76	8.33	ETFs, Other Securities
Long/Short Equity	10.72	6.59	Sub-Adviser (Primary)
Long/Short Equity	11.57	12.90	Sub-Adviser (Tetra)
Long/Short Equity	11.14	—	Sub-Adviser (Aristos)
Long/Short Equity	9.57	18.19	Open-End Fund

Global Macro
Alternative Treasury Strategy	7.81	10.51	Sub-Adviser (Dix Hills)
Managed Futures	11.95	11.31	UCITS Fund (Statistical Value)
Tactical Allocation	4.35	—	ETFs, Other Securities

Fixed Income
Long/Short Fixed Income	4.22	—	Open-End Fund
Long-Only Fixed Income	4.25	9.69	Open-End Fund

Cash/Equivalents	0.85	0.56	—

As of June 30, 2010.
*   Percentage of net assets.
     Portfolio subject to change.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SECTOR WEIGHTING NET EXPOSURE**
(unaudited)

As of June 30, 2010.
** Net exposure was calculated by adding long and short positions.
    Portfolio subject to change.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010- June 30, 2010

Initial Class	Actual	$1,000.00	$1,004.10	$12.10
	Hypothetical**	$1,000.00	$1,012.72	$12.15

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2010), of 2.43%, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
June 30, 2010 (unaudited)

Number of Shares		Value

COMMON STOCKS: 23.8%
Basic Materials: 0.7%
2,085	AK Steel Holding Corp.	$24,853
1,100	Buckeye Technologies, Inc. *	10,945
500	Ferro Corp. *	3,685
400	Methanex Corp.	7,876
41	Monsanto Co.	1,895
500	Northgate Minerals Corp. *	1,500

		50,754

Communications: 2.0%
4,993	Alcatel-Lucent (ADR) *	12,682
313	AT&T, Inc.	7,571
600	Comcast Corp.	10,422
131	Corning, Inc.	2,116
500	Courier Corp.	6,105
1,329	Finisar Corp. *	19,802
800	Fisher Communications, Inc. *	13,472
1,300	LIN TV Corp. *	7,033
229	McAfee, Inc. *	7,035
500	ShoreTel, Inc. *	2,320
216	Symantec Corp. *	2,998
2,641	Tellabs, Inc.	16,876
2,000	Tencent Holdings Ltd. (HKD) #	33,135
69	VeriSign, Inc. *	1,832
274	Verizon Communications, Inc.	7,677

		151,076

Consumer, Cyclical: 3.5%
2,000	American Eagle Outfitters, Inc.	23,500
150	Citi Trends, Inc. *	4,941
2,123	CVS Caremark Corp.	62,246
520	Douglas Dynamics, Inc. *	5,980
754	Ethan Allen Interiors, Inc.	10,548
1,461	First Cash Financial Services, Inc. *	31,850
2,140	Ford Motor Co. Warrants(USD 9.20, expiring 1/1/13) *	6,677
5,492	Furniture Brands International, Inc. *	28,668
13	Lear Corp. *	861
45,850	SJM Holdings Ltd. (HKD) #	38,400
1,447	Southwest Airlines Co.	16,076
1,160	Starbucks Corp.	28,188
200	The Timberland Co. (Class A) *	3,230

		261,165

Consumer, Non-cyclical: 4.5%
84	Amgen, Inc. *	4,418
70	Apollo Group, Inc. *	2,973
370	Baxter International, Inc.	15,037
15	Beckman Coulter, Inc.	904
495	Boston Scientific Corp. *	2,871
135	Bristol-Myers Squibb Co.	3,367
1,700	Cambrex Corp. *	5,355
49	Cephalon, Inc. *	2,781
200	Corinthian Colleges, Inc. *	1,970
268	Covidien PLC	10,768
54	Dean Foods Co. *	544
26	Equifax, Inc.	730
208	Exact Sciences Corp. *	915
300	Genoptix, Inc. *	5,160
342	Gilead Sciences, Inc. *	11,724
3,200	Great Lakes Dredge & Dock Corp.	19,200

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Consumer, Non-cyclical: (continued)
1,544	Hologic, Inc. *	$21,508
158	Kinetic Concepts, Inc. *	5,769
355	Lender Processing Services, Inc.	11,115
4	Mastercard, Inc.	798
47	McKesson Corp.	3,156
293	Merck & Co., Inc.	10,246
400	Merit Medical Systems, Inc. *	6,428
242	Myriad Genetics, Inc. *	3,617
343	Omnicare, Inc.	8,129
769	Pfizer, Inc.	10,966
600	Pharmaceutical Product Development, Inc.	15,246
500	PharMerica Corp. *	7,330
102	Philip Morris International, Inc.	4,676
3,347	Quanta Services, Inc. *	69,115
57	Quest Diagnostics, Inc.	2,837
700	Sara Lee Corp.	9,870
100	Seneca Foods Corp. *	3,226
81	The Geo Group, Inc. *	1,681
681	The Western Union Co.	10,154
6,580	Tsingtao Brewery Co. Ltd. (HKD) #	30,739
370	UnitedHealth Group, Inc.	10,508
120	WellPoint, Inc. *	5,872

		341,703

Diversified: 0.8%
23,600	Noble Group Ltd. (SGD) #	28,525
2,600	Swire Pacific Ltd. (HKD) #	29,513

		58,038

Energy: 2.8%
197	Anadarko Petroleum Corp.	7,110
600	Berry Petroleum Co.	15,432
400	Cabot Oil & Gas Corp.	12,528
567	Chesapeake Energy Corp.	11,879
1,300	Compton Petroleum Corp. *	728
300	Comstock Resources, Inc. *	8,316
178	ConocoPhillips	8,738
118	Exxon Mobil Corp.	6,734
900	International Coal Group, Inc. *	3,465
2,151	National Oilwell Varco, Inc.	71,134
300	PetroBakken Energy Ltd.	6,021
200	Petrominerales Ltd.	4,710
2,332	Superior Energy Services, Inc. *	43,538
500	Tesco Corp. *	6,140
150	Transocean, Inc. *	6,949

		213,422

Financial: 1.4%
100	Dime Community Bancshares	1,233
400	First Niagara Financial Group, Inc.	5,012
800	Hanover Insurance Group, Inc.	34,800
800	Henderson Land Development Co. Ltd. Warrants(HKD 58.00, expiring 6/1/11) *	136
1,900	Ocwen Financial Corp. *	19,361
700	Old National Bancorp	7,252
200	SLM Corp. *	2,078
39,583	Tisco Financial Group PCL (THB) #	33,912

		103,784

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: 4.4%
387	Atlas Air Worldwide Holdings, Inc. *	$18,383
400	Clean Harbors, Inc. *	26,564
916	Danaher Corp.	34,002
1,600	EnergySolutions, Inc.	8,144
1,064	FEI Co. *	20,971
900	Furmanite Corp. *	3,573
2,464	Globaltrans Investment PLC (GDR) Reg S	34,418
564	JB Hunt Transport Services, Inc.	18,426
465	Landstar System, Inc.	18,130
800	Marten Transport Ltd. *	16,624
4,424	Microvision, Inc. *	13,095
500	Orion Marine Group, Inc. *	7,100
1,756	Pacer International, Inc. *	12,274
46,000	Pacific Basin Shipping Ltd. (HKD) #	28,466
900	PowerSecure International, Inc. *	8,181
785	Roper Industries, Inc.	43,929
233	Thermo Fisher Scientific, Inc. *	11,429
1,100	TTM Technologies, Inc. *	10,450

		334,159

Technology: 3.7%
2,000	Actel Corp. *	25,640
293	Activision Blizzard, Inc.	3,074
6,556	Atmel Corp. *	31,469
2,100	Ciber, Inc. *	5,817
118	DST Systems, Inc.	4,265
1,600	Fairchild Semiconductor International, Inc. *	13,456
263	Fiserv, Inc. *	12,009
700	Formfactor, Inc. *	7,560
1,200	IXYS Corp. *	10,608
1,372	Mentor Graphics Corp. *	12,142
6,745	O2Micro International Ltd. (ADR) *	40,065
2,087	Quest Software, Inc. *	37,649
54	Research In Motion Ltd. *	2,660
4,100	Seachange International, Inc. *	33,743
1,000	Seagate Technology *	13,040
700	Standard Microsystems Corp. *	16,296
105	Synopsys, Inc. *	2,191
366	Xerox Corp.	2,943

		274,627

Total Common Stocks (Cost: $1,883,065)(a)		1,788,728

Principal Amount

CORPORATE BONDS: 11.2%
$13,000	Actuant Corp. 2.00%, 11/15/23	13,748
23,000	AmeriCredit Corp. 0.75%, 9/15/11	21,505
13,000	Barnes Group, Inc. 3.75%, 8/1/25	12,919
2,000	Blockbuster, Inc. 11.75%, 10/1/14 R	1,310
51,000	Broadview Networks Holdings, Inc. 11.38%, 9/1/12	49,725
55,000	Circus & Eldorado Joint Venture 10.13%, 3/1/12	51,150
13,000	Essex Portfolio LP 3.63%, 11/1/25	13,618
75,000	Global Crossing UK Finance PLC 10.75%, 12/15/14	76,875
75,000	GMAC, Inc. 1.67%, 3/15/11	72,469
45,000	Harvest Operations Corp. 7.50%, 5/31/15 (CAD) #	43,011
40,000	Host Hotels & Resorts LP 3.25%, 4/15/24 R	41,000
35,000	LDK Solar Co. Ltd. 4.75%, 4/15/13	27,825
42,000	LeCroy Corp. 4.00%, 10/15/26	39,952
50,000	MGM Mirage 8.38%, 2/1/11	50,750

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

CORPORATE BONDS: (continued)
$40,000	MGM Resorts International 8.50%, 9/15/10	$40,100
33,000	Palm Harbor Homes, Inc. 3.25%, 5/15/24	24,255
35,000	Primus Telecommunications Group, Inc. 14.25%, 5/20/13	34,650
9,000	RAIT Financial Trust 6.88%, 4/15/27 R	6,626
99,000	SAVVIS, Inc. 3.00%, 5/15/12	93,555
11,000	Trico Shipping A.S. 11.88%, 11/1/14 R	10,615
50,000	Verso Paper Holdings LLC 11.50%, 7/1/14 R	54,125
58,000	WESCO International, Inc. 2.63%, 10/15/25	58,580

Total Corporate Bonds (Cost: $849,879)(a)		838,363

GOVERNMENT BONDS: 0.7% (Cost: $54,548)(a)
55,000	Satelites Mexicanos, S.A. de C.V. 9.28%, 11/30/11	50,875

Number of Shares

EXCHANGE TRADED FUNDS: 5.7%
1,670	Claymore/AlphaShares China Small Cap Index ETF	39,930
2,223	iShares MSCI Emerging Markets Index Fund	82,962
1,780	Market Vectors - Gold Miners ETF (b)	92,489
392	Oil Services Holders Trust	37,099
4,440	ProShares UltraShort Euro *	111,044
234	SPDR Gold Trust *	28,473
1,020	United States 12 Month Oil Fund LP *	37,332

Total Exchange Traded Funds (Cost: $406,540)(a)		429,329

OPEN END-FUNDS: 38.4%
4,050	AC Statistical Value Market Neutral 12 Vol Fund * #	506,886
3,717	AC Statistical Value Market Neutral 7 Vol Fund * #	420,973
41,032	Forward Long/Short Credit Analysis Fund	336,464
24,784	Loomis Sayles Bond Fund	333,843
49,788	TFS Market Neutral Fund *	752,298
42,055	The Arbitrage Fund	537,879

Total Open-End Funds (Cost: $2,839,837)(a)		2,888,343

OPTIONS PURCHASED: 0.4%
300	Airgas, Inc. ($60, expiring 7/17/10) *	105
100	AZZ, Inc. ($35, expiring 7/17/10) *	60
200	AZZ, Inc. ($30, expiring 7/17/10) *	40
800	CBOE Index ($25, expiring 7/21/10) *	7,280
800	CBOE Index ($35, expiring 7/21/10) *	2,560
200	Cooper Industries PLC ($40, expiring 8/21/10) *	180
200	Fastenal Co. ($50, expiring 7/17/10) *	340
500	First Solar, Inc. ($120, expiring 9/18/10) *	7,000
100	Gartner, Inc. ($25, expiring 7/17/10) *	150
100	iShares Barclays 20+ Year Treasury Bond Fund ($96, expiring 7/17/10) *	13
100	iShares Barclays 20+ Year Treasury Bond Fund ($99, expiring 7/17/10) *	50
200	iShares Barclays 20+ Year Treasury Bond Fund ($100, expiring 7/17/10) *	152
100	iShares Cohen & Steers Realty Majors Index Fund ($58, expiring 7/17/10) *	328
100	iShares Dow Jones Transportation Average Index Fund ($73, expiring 7/17/10) *	211
200	iShares Russell 2000 Index Fund ($62, expiring 7/17/10) *	504
8,700	LDK Solar Co. Ltd. ($4, expiring 1/22/11) *	8,004
200	Macy’s, Inc. ($19, expiring 7/17/10) *	254
100	Nucor Corp. ($40, expiring 7/17/10) *	198
300	Powershares QQQ ($43, expiring 7/17/10) *	399
800	Seagate Technology ($15, expiring 7/17/10) *	40
400	SPDR Barclays Capital High Yield Bond ETF ($38, expiring 7/17/10) *	320
200	SPDR Gold Trust ($120, expiring 7/17/10) *	278

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

OPTIONS PURCHASED: (continued)
100	SPDR S&P 500 ETF Trust ($104, expiring 7/17/10) *	$331
100	SPDR S&P 500 ETF Trust ($105, expiring 7/17/10) *	381
100	SPDR S&P 500 ETF Trust ($103, expiring 7/17/10) *	284
300	SPDR S&P Retail ETF ($37, expiring 9/18/10) *	948
500	Verizon Communications, Inc. ($29, expiring 7/17/10) *	75

Total Options Purchased (Cost: $23,926)		30,485

MONEY MARKET FUND: 23.4% (Cost: $1,757,787)
1,757,787	AIM Treasury Portfolio - Institutional Class	1,757,787

Total Investments: 103.6% (Cost: $7,815,582)		7,783,910
Liabilities in excess of other assets: (3.6)%		(269,919)

NET ASSETS: 100.0%		$7,513,991

SECURITIES SOLD SHORT: (20.5)%
COMMON STOCKS: (14.2)%
Basic Materials: (0.1)%
(300)	Valspar Corp.	(9,036)
(36)	Vulcan Materials Co.	(1,578)

		(10,614)

Communications: (0.4)%
(2,164)	Tekelec *	(28,652)

Consumer, Cyclical: (4.7)%
(200)	ArvinMeritor, Inc. *	(2,620)
(300)	Beacon Roofing Supply, Inc. *	(5,406)
(120)	Bob Evans Farms, Inc.	(2,954)
(81)	California Pizza Kitchen, Inc. *	(1,227)
(56)	CarMax, Inc. *	(1,114)
(1,234)	Cintas Corp.	(29,579)
(200)	Citi Trends, Inc. *	(6,588)
(200)	Darden Restaurants, Inc.	(7,770)
(9)	DineEquity, Inc. *	(251)
(55)	Ethan Allen Interiors, Inc.	(769)
(679)	Fastenal Co.	(34,079)
(107)	Foot Locker, Inc.	(1,350)
(1,534)	Ford Motor Co. *	(15,463)
(100)	Harley-Davidson, Inc.	(2,223)
(131)	Haverty Furniture Cos, Inc.	(1,610)
(75)	Isle of Capri Casinos, Inc. *	(695)
(41)	JOS A Bank Clothiers, Inc. *	(2,214)
(100)	Life Time Fitness, Inc. *	(3,179)
(200)	Marriott International, Inc.	(5,988)
(1,299)	O’Reilly Automotive, Inc. *	(61,780)
(200)	Oxford Industries, Inc.	(4,186)
(1,094)	PACCAR, Inc.	(43,618)
(43)	Panera Bread Co. *	(3,238)
(96)	Penske Automotive Group, Inc. *	(1,091)
(100)	Polo Ralph Lauren Corp.	(7,296)
(400)	Royal Caribbean Cruises Ltd. *	(9,108)
(200)	Tenneco, Inc. *	(4,212)
(400)	Texas Roadhouse, Inc. *	(5,048)
(400)	The Cheesecake Factory, Inc. *	(8,904)
(156)	The Gap, Inc.	(3,036)
(200)	Thor Industries, Inc.	(4,750)
(100)	Toro Co.	(4,912)

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Consumer, Cyclical: (continued)
(300)	TRW Automotive Holdings Corp. *	$(8,271)
(444)	Walgreen Co.	(11,855)
(542)	WESCO International, Inc. *	(18,249)
(100)	Williams-Sonoma, Inc.	(2,482)
(400)	Winnebago Industries *	(3,976)
(100)	WW Grainger, Inc.	(9,945)
(200)	Yum! Brands, Inc.	(7,808)

		(348,844)

Consumer, Non-cyclical: (1.4)%
(300)	Constellation Brands, Inc. *	(4,686)
(69)	Hertz Global Holdings, Inc. *	(653)
(2)	Intuitive Surgical, Inc. *	(631)
(927)	Moody’s Corp.	(18,466)
(75)	Neogen Corp. *	(1,954)
(537)	Paychex, Inc.	(13,946)
(103)	Peet’s Coffee & Tea, Inc. *	(4,045)
(73)	Robert Half International, Inc.	(1,719)
(436)	UnitedHealth Group, Inc.	(12,382)
(1,737)	VCA Antech, Inc. *	(43,008)
(141)	Zoll Medical Corp. *	(3,821)

		(105,311)

Financial: (2.4)%
(6,400)	Allied Irish Banks PLC (ADR) *	(13,952)
(329)	AmeriCredit Corp. *	(5,995)
(4,475)	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	(46,048)
(3,120)	Banco Santander S.A. (ADR)	(32,760)
(867)	Host Hotels & Resorts, Inc.	(11,687)
(200)	Legg Mason, Inc.	(5,606)
(200)	Regency Centers Corp.	(6,880)
(881)	SunTrust Banks, Inc.	(20,527)
(4,110)	The Governor & Co. of the Bank of Ireland (ADR)	(13,522)
(1,102)	The St. Joe Co. *	(25,522)

		(182,499)

Industrial: (3.9)%
(700)	Actuant Corp.	(13,181)
(100)	Acuity Brands, Inc.	(3,638)
(441)	AZZ, Inc.	(16,215)
(300)	Baldor Electric Co.	(10,824)
(64)	Barnes Group, Inc.	(1,049)
(497)	Caterpillar, Inc.	(29,855)
(200)	Cooper Industries PLC	(8,800)
(695)	Cymer, Inc. *	(20,878)
(500)	EnerSys, Inc. *	(10,685)
(100)	General Cable Corp. *	(2,665)
(300)	Ingersoll-Rand PLC	(10,347)
(100)	Kennametal, Inc.	(2,543)
(300)	Lennox International, Inc.	(12,471)
(400)	Masco Corp.	(4,304)
(200)	Middleby Corp. *	(10,638)
(100)	Nordson Corp.	(5,608)
(200)	Owens Corning *	(5,982)
(169)	Precision Castparts Corp.	(17,393)
(400)	Quanex Building Products Corp.	(6,916)
(100)	Regal-Beloit Corp.	(5,578)
(100)	Sun Hydraulics Corp.	(2,346)
(200)	Tennant Co.	(6,764)
(593)	The Boeing Co.	(37,211)
(300)	Thomas & Betts Corp. *	(10,410)

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: (continued)
(200)	Timken Co.	$(5,198)
(200)	Valmont Industries, Inc.	(14,532)
(200)	Wabtec Corp.	(7,978)
(200)	Watts Water Technologies, Inc.	(5,732)

		(289,741)

Technology: (1.3)%
(1,030)	ASML Holding NV	(28,294)
(19)	Autodesk, Inc. *	(463)
(1,466)	Cavium Networks, Inc. *	(38,394)
(11)	Cerner Corp. *	(835)
(200)	MTS Systems Corp.	(5,800)
(890)	Synaptics, Inc. *	(24,475)

		(98,261)

Total Common Stocks Sold Short (Proceeds: $(1,174,093))		(1,063,922)

Principal Amount

CORPORATE BONDS: (1.1)%
$(30,000)	Verso Paper Holdings LLC 4.09%, 8/1/14	(25,875)
(10,000)	Verso Paper Holdings LLC 11.38%, 8/1/16	(8,575)
(46,000)	Vulcan Materials Co. 7.00%, 6/15/18	(51,359)

Total Corporate Bonds (Proceeds: $(84,765))		(85,809)

Number of Shares

EXCHANGE TRADED FUNDS: (5.2)%
(856)	Health Care Select Sector SPDR Fund	(24,114)
(45)	iShares Dow Jones US Real Estate Index Fund	(2,124)
(156)	iShares MSCI Emerging Markets Index Fund	(5,822)
(1,141)	iShares Russell 2000 Index Fund	(69,692)
(214)	Semiconductor HOLDRs Trust	(5,547)
(278)	SPDR S&P Homebuilders ETF	(3,975)
(403)	SPDR S&P Retail ETF	(14,347)
(2,560)	SPDR Trust, Series 1	(264,243)

Total Exchange Traded Funds (Proceeds: $(425,097))		(389,864)

Total Securities Sold Short: (Proceeds: $(1,683,955))		$(1,539,595)

COVERED OPTIONS WRITTEN: (0.3)%
(1,600)	CBOE Index ($30, expiring 7/21/10) *	$(8,640)
(100)	Clean Harbors, Inc. ($70, expiring 7/17/10) *	(85)
(200)	Essex Property Trust, Inc. ($115, expiring 10/16/10) *	(370)
(500)	First Solar, Inc. ($100, expiring 9/18/10) *	(3,175)
(100)	Harley-Davidson, Inc. ($25, expiring 7/17/10) *	(305)
(700)	Host Hotels & Resorts, Inc. ($8, expiring 1/22/11) *	(1,260)
(2,000)	Host Hotels & Resorts, Inc. ($15, expiring 1/22/11) *	(2,400)
(100)	Life Time Fitness, Inc. ($40, expiring 7/17/10) *	(825)
(300)	SPDR S&P Retail ETF ($33, expiring 9/18/10) *	(456)
(200)	Thor Industries, Inc. ($25, expiring 7/17/10) *	(310)
(500)	WESCO International, Inc. ($35, expiring 7/17/10) *	(1,000)
(100)	Williams-Sonoma, Inc. ($30, expiring 7/17/10) *	(520)

Total Covered Options Written: (Premiums received: $(15,368))		$(19,346)

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
SGD	—	Singapore Dollar
THB	—	Thai Baht
USD	—	United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,193,560 which represents 15.9% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $113,676, or 1.5% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of securities segregated, including cash on deposit with broker, is $3,054,580.
(b)	Affiliated issuer — as defined under the Investment Company Act of 1940 (Van Eck Associates Corporation is the distributor and investment manager of the Market Vectors ETF Trust).

Futures contracts held by the Fund are as follows:

Number of Contracts		Aggregate Value of Contracts	Unrealized Appreciation

4	10 Year Treasury Note, September 2010	$ 490,188	$6,750

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Principal Amount	Acquisition Cost	Value	% of Net Assets

Blockbuster, Inc. 11.75%, 10/01/14	2/17/2010	$2,000	$1,340	$1,310	0.0%
Host Hotels & Resort 3.25%, 4/15/24	4/30/2010	40,000	44,304	41,000	0.6
Rait Financial Trust 6.88%, 4/15/27	6/03/2010	9,000	6,301	6,626	0.1
Trico Shipping A.S. 11.88%, 11/01/14	3/17/2010	11,000	19,304	10,615	0.1
Verso Paper Holdings LLC 11.50%, 7/01/14	3/24/2010	50,000	54,483	54,125	0.7

			$125,732	$113,676	1.5%

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2010 is set forth below:

Affiliates	Value 12/31/09	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 6/30/10

Market Vectors Agribusiness ETF	$45,323	$4,980	$9,544	$13,815	$—	$—
Market Vectors Gold Miners ETF	—	81,220	—	—	—	92,489
Market Vectors Nuclear Energy ETF	18,128		16,967	(1,860)	—	—

Total	$63,451	$86,200	$26,511	$11,955	$—	$92,489

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value investments as of June 30, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Long positions
Common Stocks:
Basic Materials	$50,754	$—	$—	$50,754
Communications	117,942	33,134	—	151,076
Consumer, Cyclical	222,765	38,400	—	261,165
Consumer, Non-cyclical	310,964	30,739	—	341,703
Diversified	—	58,038	—	58,038
Energy	213,422	—	—	213,422
Financial	69,871	33,913	—	103,784
Industrial	305,693	28,466	—	334,159
Technology	274,627	—	—	274,627
Corporate Bonds	795,352	43,011	—	838,363
Government Bonds	50,875	—	—	50,875
Exchange Traded Funds	429,329	—	—	429,329
Open End Funds	1,960,484	927,859	—	2,888,343
Options Purchased	30,485	—	—	30,485
Money Market Fund	1,757,787	—	—	1,757,787

Total	$6,590,350	$1,193,560	$—	$7,783,910

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Short Positions *	$1,539,595	$—	$—	$1,539,595

Other Financial Instruments, net **	$6,750	$(19,346)	$—	$(12,596)

*	See Schedule of Investments for security type and industry sector breakouts
**	Other financial instruments include futures contracts and written options.

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (unaudited)

Assets:
Investments at value:
Unaffiliated issuers (Cost $7,734,362)	$7,691,421
Affiliated issuers (Cost $81,220)	92,489
Cash - initial margin for futures	15,225
Receivables:
Due from broker	1,683,116
Investments sold	14,670
Shares of beneficial interest sold	352
Dividends and interest	15,151
Variation margin	63

Total assets	9,512,487

Liabilities:
Payables:
Securities sold short (proceeds $1,683,955)	1,539,595
Written options, at value (premiums received $15,368)	19,346
Dividends on securities sold short	2,092
Investments purchased	102,607
Shares of beneficial interest redeemed	63,070
Due to Adviser	4,677
Due to custodian	186,153
Deferred Trustee fees	1,780
Accrued expenses	79,176

Total liabilities	1,998,496

NET ASSETS	$7,513,991

Shares of beneficial interest outstanding,	776,334

Net asset value, redemption and offering price per share	$9.68

Net Assets consist of:
Aggregate paid in capital	$7,562,889
Net unrealized appreciation	114,725
Accumulated net investment loss	(46,641)
Accumulated net realized loss	(116,982)

$7,513,991

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $211)		$32,583
Interest		18,161

Total income		50,744

Expenses:
Management fees	$72,557
Dividends on securities sold short	10,009
Reports to shareholders	19,749
Transfer agent fees	9,528
Professional fees	26,116
Custodian fees	14,114
Interest	1,191
Trustees’ fees and expenses	1,574
Other	519

Total expenses	155,357
Waiver of management fees	(62,474)

Net expenses		92,883

Net investment loss		(42,139)

Net realized gain (loss) on:
Investments sold - unaffiliated issuers (net of foreign taxes of $64)		382,322
Investments sold - affiliated issuers		11,955
Securities sold short		(26,102)
Futures contracts		2,816
Forward foreign currency contracts and foreign currency transactions		(3,635)
Written options		4,086

Net realized gain		371,442

Change in net unrealized appreciation (depreciation) on:
Investments, futures contracts and written options (net of foreign taxes of $714)		(479,445)
Securities sold short		177,088
Foreign currency transactions		(7)

Change in net unrealized appreciation (depreciation)		(302,364)

Net Increase in Net Assets Resulting from Operations		$26,939

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010	Year Ended December 31, 2009

	(unaudited)
Operations:
Net investment loss	$(42,139)	$(10,833)
Net realized gain	371,442	203,169
Net change in unrealized appreciation (depreciation)	(302,364)	754,437

Net increase in net assets resulting from operations	26,939	$946,773

Dividends and distributions to shareholders:
Dividends from net investment income	—	(17,446)
Distributions from net realized capital gains	—	(366,357)

Total dividends and distributions	—	(383,803)

Share transactions*:
Proceeds from sales of shares	1,231,071	5,352,096
Reinvestment of dividends and distributions	—	383,803
Cost of shares redeemed	(1,374,727)	(4,847,482)

Net increase (decrease) in net assets resulting from share transactions	(143,656)	888,417

Total increase (decrease) in net assets	(116,717)	1,451,387

Net Assets:
Beginning of period	7,630,708	6,179,321

End of period (including accumulated net investment loss of ($46,641) and ($4,502), respectively)	$7,513,991	$7,630,708

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	126,515	587,955
Shares reinvested	—	44,065
Shares redeemed	(141,907)	(526,500)

Net increase (decrease)	(15,392)	105,520

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2010 (unaudited)

Cash flows from operating activities
Net increase in net assets resulting from operations	$26,939

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided for operating activities:
Purchases of long term securities	(7,901,105)
Proceeds from sale of long term securities	7,515,459
Purchase of short term investments	1,258,698
Proceeds of short sales of long term securities	3,578,743
Purchases of short sale covers of long term securities	(3,042,483)
Net premiums received from options written	15,368
Net realized gain from futures transactions	2,816
Decrease in receivable for investments sold	69,858
Increase in receivable due from broker	(821,763)
Increase in dividends and interest receivable	(13,022)
Decrease in variation margin	1,109
Increase in payable for investments purchased	102,607
Increase in dividends payable on securities sold short	1,170
Increase in accrued expenses	9,046
Increase in deferred Trustee fees	162
Increase in due to Adviser	1,502
Net realized gain	(371,442)
Change in unrealized appreciation (depreciation) of investments	306,450

Net cash provided for operating activities	$740,112

Cash flows from financing activities
Proceeds from sales of shares	1,331,742
Cost of shares reacquired	(2,258,007)

Net cash used in financing activities	(926,265)

Net decrease in cash	(186,153)
Cash, beginning of period	—

Cash, end of period (a)	$(186,153)

Supplemental disclosure of cash flow information:
Short sale dividends paid during the period	$8,839

Interest expense paid during the period	$398

(a) Included in Due to Custodian on the Statement of Assets and Liabilities

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Six Months Ended June 30, 2010

			Year Ended December 31,
			2009	2008	2007	2006	2005
	(unaudited)
Net Asset Value, Beginning of Period	$9.64		$9.01	$10.73	$10.63	$9.85	$9.84
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.01)	— (c)	(0.06)	0.08	(0.01)
Net Realized and Unrealized
Gain (Loss) on Investments	0.09		1.19	(1.39)	0.52	0.77	0.02
Total from Investment Operations	0.04		1.18	(1.39)	0.46	0.85	0.01
Less:
Dividends from Net Investment Income	—		(0.02)	(0.01)	(0.08)	—	—
Distributions from Net Realized Capital Gains	—		(0.53)	(0.32)	(0.28)	(0.07)	—
Total Dividends and Distributions	—		(0.55)	(0.33)	(0.36)	(0.07)	—
Net Asset Value, End of Period	$9.68		$9.64	$9.01	$10.73	$10.63	$9.85

Total Return (a)	0.41	%(f)	13.75%	(13.26)%	4.35%	8.76%	0.10%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$7,514		$7,631	$6,179	$7,468	$7,226	$6,138
Ratio of Gross Expenses to Average Net Assets (d)	4.07	%(e)	4.64%	4.73%	5.32%	3.72%	4.64%
Ratio of Net Expenses to Average Net Assets (b)(d)	2.43	%(e)	2.56%	3.24%	4.13%	3.16%	3.47%
Ratio of Net Investment Income (Loss) to Average
Net Assets (d)	(1.10	)%(e)	(0.14)%	0.02%	(0.50)%	0.72%	(0.08)%
Portfolio Turnover Rate	156	%(f)	220%	240%	207%	182%	140%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding dividends on securities sold short and interest expense, the ratio of net expenses to average net assets would be 2.14%, 2.09%, 2.14%, 2.50%, 2.48%, and 2.50%, for the periods ended June 30, 2010, December 31, 2009, 2008, 2007, 2006, and 2005, respectively.

(c)	Amount represents less than $0.005 per share.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expense from the Fund’s investments in underlying Funds.
(e)	Annualized
(f)	Not Annualized

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Multi-Manager Alternatives Fund, formerly Worldwide Multi-Manager Alternatives Fund, (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are fair valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.

Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its

NOTES TO FINANCIAL STATEMENTS
(continued)

open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at June 30, 2010, are reflected in the Schedule of Investments.

E.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

F.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

At June 30, 2010, the Fund had the following derivatives (not designated as hedging instruments):

	Asset derivatives Interest rate risk	Liabilities derivatives Equity risk

Futures contracts[1]	$63	$ —
Written options[2]	—	19,346

[1]	Statement of Assets and Liabilities location: Receivable for variation margin. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

[2]	Statement of Assets and Liabilities location: Written options, at value

The impact of transactions in derivative instruments, during the period ended June 30, 2010, were as follows:

	Foreign exchange risk	Interest rate risk	Equity risk

Realized gain (loss):
Forward currency contracts[3]	$(2,176)	$ —	$ —
Written options[4]	—	—	4,086
Futures contracts[5]	—	2,816	—
Change in appreciation (depreciation):
Written options[6]	—	—	(7)
Futures contracts[6]	—	6,736	—

[3]	Statement of Operations location: Net realized loss on forward foreign currency contracts and foreign currency transactions

[4]	Statement of Operations location: Net realized gain on written options

[5]	Statement of Operations location: Net realized gain on futures contracts

[6]	Statement of Operations location: Net change in unrealized appreciation (depreciation) of investments, futures contracts, and written options

The volume of futures contracts outstanding that is presented in the Schedule of Investments is consistent with the derivative activity occurring during the period ended June 30, 2010.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

Option Contracts—The Fund is subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing its investment objectives. The Fund may invest, for investment or hedging purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in put and call options written during the period ended June 30, 2010 were as follows:

	Number of Contracts	Premiums

Options outstanding at December 31, 2009	—	$—
Options opened	222	50,074
Options written	(138)	(32,569)
Options exercised	(11)	(1,297)
Options expired	(9)	(840)

Options outstanding at June 30, 2010	64	$15,368

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Futures Contracts—The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts. The Fund may engage in these transactions to seek performance that corresponds to the Index and in managing cash flows. A futures contract is an agreement between two parties to buy or sell a specified instrument at a set price on a future date. Realized gains and losses from futures contracts are reported separately.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments is accrued by the Fund and decreases the unrealized gain on investments.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 2.50% of the Fund’s average daily net assets. The Adviser has agreed to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) exceeding 2.15% of average daily net assets. In addition, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser in an Underlying Fund (Exchange Traded Funds or Open-End Funds) excluding money market funds. For the period ended June 30, 2010, the Adviser waived management fees in the amount of $19,581 related to the overall expense waiver and $42,893 related to the Underlying Fund waiver. The Adviser offsets the management fees it charges the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result

NOTES TO FINANCIAL STATEMENTS
(continued)

of an investment of the Fund’s assets by a sub-adviser in such Underlying Fund. For the six months ended June 30, 2010, the Adviser reduced management fees charged by $317 due to such sub-adviser investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of June 30, 2010, the Fund had five sub-advisers, Dix Hills Partners, LLC, Tetra Capital Management, LLC, Aristos Capital Management, LLC, Centaur Performance Group, LLC and Primary Funds, LLC. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

Note 4—Investments—For the period ended June 30, 2010, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $7,898,093 and $7,559,199, respectively. For the period ended June 30, 2010, proceeds of short sales and the cost of purchases of short sale covers aggregated $3,042,483 and $3,578,743, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2010 was $7,885,953 and net unrealized depreciation aggregated $102,043 of which $154,183 related to appreciated securities and $256,226 related to depreciated securities.

No dividends or distributions have been paid so far this year. The tax character of dividends and distributions paid to shareholders were as follows:

Year Ended December 31, 2009

Ordinary income	$383,803
Long term capital gains	—

Total	$383,803

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2006-2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

At June 30, 2010, Van Eck Securities Corp. owns approximately 19% of the outstanding shares of beneficial interest Fund. Additionally, the aggregate shareholder accounts of three insurance companies own approximately 32%, 29% and 18% of the outstanding shares of beneficial interest of the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period ended June 30, 2010, there were no offsets of custodial fees.

Note 9—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and there were no material events requiring recording or disclosure.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(unaudited)

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

Approval of Advisory and Sub-Advisory Agreements

In considering the renewal of the Fund’s existing investment advisory and sub-advisory agreements, the Board reviewed and considered information that had been provided by the Adviser and the Fund’s existing sub-advisers, which consist of the following: Aristos Capital Management, LLC (“Aristos”), Centaur Performance Group, LLC (“Centaur”) Dix Hills Partners (“Dix Hills”), Explorer Asset Management, LLC (“Explorer”), Lazard Asset Management LLC (“LAM”), Martingale Asset Management, L.P. (“Martingale”), PanAgora Asset Management LLC (“PanAgora”), Primary Funds LLC (“Primary”) and Tetra Capital Management LLC (“Tetra,” and, collectively with Aristos, Centaur, Dix Hills, Explorer, LAM, Martingale, PanAgora and Primary, the “Existing Sub-Advisers”). Such information had been provided throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser and the Existing Sub-Advisers for the meetings of the Board held on June 10, 2010 and June 29 and 30, 2010 to specifically consider the renewal of the Fund’s investment advisory agreements. This information included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

■	The Adviser’s consolidated financial statements for the past three fiscal years;

■	A description of the advisory and sub-advisory agreements with the Fund, their terms and the services provided thereunder;

■	Information regarding each Existing Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

■

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■

An independently prepared report comparing the management fees and non-investment management expenses of the Fund during its fiscal year ended December 31, 2009 with those of (i) the universe of funds with similar investment strategies, offered in connection with variable insurance products (the “Expense Universe”) and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Expense Group”);

■

An independently prepared report comparing the Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2009 with those of (i) the universe of funds with similar investment strategies, offered in connection with variable insurance products (the “Performance Universe”) and (ii) a sub-group of the Performance Universe consisting of funds of comparable size and with comparable fee and expense structures;

■

Additional comparative information prepared by the Adviser concerning the performance and fees and expenses of the Fund and of relevant peer funds with a management structure and investment strategies and techniques comparable to those of the Fund;

■	Information regarding the performance results of the Fund’s sub-advisers in managing their respective portions of the Fund’s assets;

■	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

■	Information with respect to the brokerage practices of the Adviser and each Existing Sub-Adviser, including the benefits received from research acquired with soft dollars, if any; and

■	Other information provided by the Adviser and each Existing Sub-Adviser in response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management services provided by the

Existing Sub-Advisers; (2) the capabilities and background of the Existing Sub-Advisers’ investment personnel, and the overall capabilities, experience, resources and strengths of each Existing Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (3) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its affiliates, including its services in overseeing the services provided by each Existing Sub-Adviser; (4) the quality, nature and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (6) the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services; (7) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees from time to time; (8) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (9) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (10) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (11) the Adviser’s record of compliance with its policies and procedures; and (12) the ability of the Adviser and each Existing Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance of the Fund, the Board noted that the Fund had outperformed, on an annualized basis, its Performance Universe average for the two- through four-year periods ended December 31, 2009. The Board concluded that the performance of the Fund is satisfactory. When considering the fees and expenses of the Fund, the Board noted that, during 2009, the total expense ratio, net of waivers, for the Fund was higher than the expense ratios for its Expense Group. The Board also noted that there are very few other mutual funds that pursue similar investment objectives utilizing alternative investment strategies in a multi-manager structure, and that the Adviser has agreed to waive or to reimburse expenses through April 2011 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund for advisory, sub-advisory and related services and the total expense ratio of the Fund are reasonable.

The Board noted that the Fund commenced its operations on May 1, 2003, and that the Adviser has not realized any profits with respect to the Fund since its commencement, and may not realize profits in the coming year. In view of the small asset size of the Fund and the fact that none of the Existing Sub-Advisers is affiliated with the Adviser, the Board concluded that the profitability of the Existing Sub-Advisers was not a relevant factor in its renewal deliberations regarding the Existing Sub-Advisers. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or any Existing or New Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that the implementation of breakpoints would not be warranted at this time.

The Board noted that, unlike the other Existing Sub-Advisers, Explorer has been retained to assist the Adviser in determining the appropriate allocation of the Fund’s assets among the other Existing Sub-Advisers, and that Explorer does not directly manage assets of the Fund. The Board concluded that Explorer continues to be qualified to perform these services for the Fund.

The Board concluded that each of the other Existing Sub-Advisers continues to be qualified to manage the Fund’s assets in accordance with its respective investment objectives and policies, has an investment strategy that is appropriate for pursuing the Fund’s investment objectives, and has strategies that are complementary in pursuing the Fund’s investment objective.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(continued)

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory and sub-advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory and sub-advisory agreements for an additional one-year period.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Multi-Manager Alternatives Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the
     Van Eck VIP Multi-Manager Alternatives Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date   August 26, 2010
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date   August 26, 2010
     -------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date   August 26, 2010
     -------------------